UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 22, 2009.
BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     Belo Corp. (the Company) is filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report in the Registration Statement on Form S-3, filed on September 22, 2009, pursuant to which the Company may offer debt securities (Debt Securities). As indicated in the Registration Statement, the Company’s wholly-owned subsidiaries may unconditionally guarantee the Debt Securities.
     In connection with the issuance of the Debt Securities, Rule 3-10 of Securities and Exchange Commission Regulation S-X requires that the Company provide certain condensed consolidating financial information. To provide this information (i) Note 17 has been added to the Company’s consolidated financial statements for the year ended December 31, 2008, by amending Item 8 of Part II (Financial Statements and Supplementary Data) of its Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2008 (2008 Form 10-K/A), which previously was further amended by the Company’s Form 8-K dated September 14, 2009; (ii) Note 11 has been added to the Company’s consolidated condensed financial statements for the quarter ended March 31, 2009, by amending Item 1 of Part I (Financial Statements ) of its Amendment No. 1 to its Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2009 (March 2009 Form 10-Q/A); and (iii) Note 11 has been added to the Company’s consolidated condensed financial statements for the quarter ended June 30, 2009, by amending Item 1 of Part I (Financial Statements) of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (June 2009 Form 10-Q).
     As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Company’s 2008 Form 10-K/A, March 2009 10-Q/A and June 2009 Form 10-Q remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Company’s 2008 Form 10-K/A except as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Company’s 2008 Form 10-K/A or modify or update any related disclosures. Information in the Company’s 2008 Form 10-K/A, March 2009 Form 10-Q/A and June 2009 Form 10-Q not affected by this Current Report on Form 8-K is unchanged and reflects the disclosures made at the time of the filings. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Form 10-K/A, March 2009 10-Q/A and June 2009 10-Q, and the Company’s other filings made with the Securities and Exchange Commission subsequent to the filings of the original reports including any amendments to the filings.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Amended Item 8 to the Company’s Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2008

99.2	Amended Item 1 to the Company’s Amendment No. 1 to its Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2009

99.3	Amended Item 1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Belo Corp.
By:	/s/ Carey P. Hendrickson
Carey P. Hendrickson
Senior Vice President/ Chief Accounting Officer

Date: October 22, 2009

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Amended Item 8 to the Company’s Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2008

99.2	Amended Item 1 to the Company’s Amendment No. 1 to its Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2009

99.3	Amended Item 1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009

4